Supplement dated July 27, 2026
to the following statutory prospectus(es):
Nationwide Destination Freedom+ Variable Annuity dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Appendix E: Financial Intermediary Variations is updated to add the following:
LPL Enterprise
•
If an applicant is applying for a qualified contract (Qualified Plan, IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the applicant elects an optional death benefit.
LPL Financial LLC
•
If an applicant is applying for a qualified contract (Qualified Plan, IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the applicant elects an optional death benefit.
Stifel (including Stifel Nicolaus & Co Inc and Stifel Independent Advisors LLC)
•
If an applicant is applying for a qualified contract (Qualified Plan, IRA, Roth IRA, SEP IRA, or Simple IRA), financial professionals of this firm will not recommend this contract unless the Return of Premium Enhanced Death Benefit Option is elected.
PROS-1198